UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 24, 2006

SEAGATE TECHNOLOGY

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-31560	98-0355609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands		NA
(Address of Principal Executive Office)		(Zip Code)

Registrant’s telephone number, including area code: (345) 949-8066

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

A preliminary prospectus supplement, dated January 24, 2006, to the prospectus contained in our Registration Statement on Form S-3 (Registration No. 333-122149), contained an updated description of certain risks related to the acquisition of Maxtor Corporation by Seagate (the “Maxtor Merger Risk Factors”). We are filing the Maxtor Merger Risk Factors as Exhibit 99.1 hereto for the purpose of updating the risk factor disclosure contained in our public filings.

In addition, the preliminary prospectus supplement disclosed that a purported class action suit had been filed against Maxtor and its directors alleging self-dealing and breach of fiduciary duty in connection with the proposed sale of Maxtor to Seagate, and that the action was seeking equitable relief, including an injunction against Seagate’s acquisition of Maxtor as well as the creation of a constructive trust to benefit the plaintiffs. The preliminary prospectus supplement also described that Maxtor was filing a Current Report on Form 8-K describing certain litigation related to the Merger. Item 8.01 of the Maxtor Corporation Current Report on Form 8-K, filed today states:

“On January 20, 2006, Theodore F. Vahl (the “Plaintiff”) commenced a purported shareholder class action lawsuit in the Superior Court of the State of California, County of Santa Clara, against Maxtor Corporation (the Company”), the Company’s Chairman and Chief Executive Officer, and certain members of the Company’s Board of Directors (the “Complaint”). The Complaint alleges that the defendants violated their fiduciary duties in connection with the proposed merger of the Company with Seagate Technology. A copy of the Complaint is attached hereto as an exhibit.

The Company believes that the lawsuit is without merit and intends to vigorously defend it. The Company is unable to predict the outcome of the action or the length of time it will take to resolve the action.

The Company does not intend to file further current reports on Form 8-K describing additional lawsuits, if any, purporting class action status, in either federal or state court, which are based on allegations substantially similar to those contained in the complaint described herein.”

IMPORTANT ADDITIONAL INFORMATION

This communication is being made in respect of the proposed transaction involving Seagate and Maxtor. In connection with the proposed transaction, Seagate plans to file with the SEC a Registration Statement on Form S-4 containing a Joint Proxy Statement/Prospectus and each of Seagate and Maxtor plan to file with the SEC other documents regarding the proposed transaction. The definitive Joint Proxy Statement / Prospectus will be mailed to stockholders of Seagate and Maxtor. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Seagate and Maxtor through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC from Seagate by directing a request to Seagate Technology, 920 Disc Drive, P.O. Box 66360, Scotts Valley, California 95067, Attention: Investor Relations (telephone: (831) 439-5337) or going to Seagate’s corporate website at www.Seagate.com, or from Maxtor by directing a request to Maxtor Corporation, 500 McCarthy Boulevard, Milpitas, California 95035, Attention: VP of Investor Relations (telephone: 408-894-5000) or going to Maxtor’s corporate website at www.Maxtor.com.

Seagate and Maxtor, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Seagate’s directors and executive officers is contained in Seagate’s Annual Report on Form 10-K for the fiscal year ended July 1, 2005 and its proxy statement dated October 7, 2005, which are filed with the SEC. Information regarding Maxtor’s directors and executive officers is contained in Maxtor’s Annual Report on Form 10-K/A for the fiscal year ended December 25, 2004 and its proxy statement dated April 11, 2005, supplemental proxy statement dated May 10, 2005 and Current Report on Form 8-K dated August 24, 2005, which are filed with the SEC. Additional information regarding the interests of such potential participants will be included in the Joint Proxy Statement/Prospectus and the other relevant documents filed with the SEC (when available).

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Maxtor Merger Risk Factors, dated January 24, 2006, of Seagate Technology

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAGATE TECHNOLOGY

Date: January 25, 2006	By:	/s/ WILLIAM L. HUDSON
	Name:	William L. Hudson
	Title:	Executive Vice President, General Counsel and Secretary